Exhibit 10.3

PARTICIPATION AGREEMENT TO THE

SEVERANCE AND CHANGE IN CONTROL PLAN

This Participation Agreement by and between [                    ] (the “Executive”) incorporates by reference and is governed by the Severance and Change in Control Plan and DexCom, Inc., a Delaware corporation (the “Company”). The Executive hereby consents to the terms and conditions of the Severance and Change in Control Plan and the following additional terms.

QUALIFYING TERMINATION OTHER THAN DURING A CHANGE IN CONTROL PERIOD

Severance Multiple (Other than During a Change in Control Period)

As used in Section 2(a)(i) of the Plan, the “Severance Multiple (Other than During a Change in Control Period)” shall mean: [    ] months of the Executive’s base salary at the rate in effect when the Qualifying Termination occurred (or immediately prior to a reduction in the base salary that gave rise to Good Reason).

Bonus Amount (Other than During a Change in Control Period)

As used in Section 2(a)(ii) of the Plan, the “Bonus Amount (Other than During a Change in Control Period)” shall mean: The pro-rata portion (determined based on the number of days the Executive is employed by the Company during the bonus performance period) of the Executive’s annual bonus that the Company determines was actually earned at the conclusion of the bonus performance period.

COBRA Continuation Period (Other than During a Change in Control Period)

As used in Section 2(a)(iii) of the Plan, the “COBRA Continuation Period (Other than During a Change in Control Period)” shall mean: [    ] months.

QUALIFYING TERMINATION DURING A CHANGE IN CONTROL PERIOD

Severance Multiple (During a Change in Control Period)

As used in Section 2(b)(i) of the Plan, the “Severance Multiple (During a Change in Control Period)” shall mean: [    ] months of the Executive’s base salary at the rate in effect when the Qualifying Termination (or immediately prior to a reduction in the base salary that gave rise to Good Reason) occurred or when the Change in Control occurred, whichever is greater.

Pro Rata Bonus Amount (During a Change in Control Period)

As used in Section 2(b)(ii) of the Plan, the “Pro Rata Bonus Amount (During a Change in Control Period)” shall mean: The pro-rata portion (determined based on the number of days the Executive is employed by the Company during the bonus performance period) of the Executive’s annual bonus that the Company determines was actually earned at the conclusion of the bonus performance period.

Target Bonus Amount (During a Change in Control Period)

As used in Section 2(b)(ii) of the Plan, the “Target Amount (During a Change in Control Period)” shall mean: [    ]% of Executive’s “target” annual bonus at the rate in effect when the Qualifying Termination occurred.

COBRA Continuation Period (During a Change in Control Period)

As used in Section 2(b)(iii) of the Plan, the “COBRA Continuation Period (During a Change in Control Period)” shall mean: [    ] months.

Acceleration Percentage (During a Change in Control Period)

As used in Section 2(b)(iv) of the Plan, the “Acceleration Percentage (During a Change in Control Period)” shall mean: [100]% the then-unvested shares subject thereto.

[“Good Reason” means the occurrence of any of the following events or conditions, without Executive’s express written consent:

(i)    a material reduction in Executive’s base salary as an employee of the Company;

(ii)    a material reduction in the Executive’s duties, responsibilities or authority at the Company [including, without limitation, changes in Executive reporting structure resulting from a Change in Control transaction];

(iii)    a change in the geographic location at which Executive must perform services that results in an increase in the one-way commute of Executive by more than 50 miles; or

(iv)    a successor of the Company as set forth in Section 5(a) hereof does not assume this Plan.

With respect to each of subsection (i), (ii), (iii) and (iv) above, Executive must provide notice to the Company of the condition giving rise to “Good Reason” within one hundred twenty (120) days of their knowledge of the existence of such condition, and the Company will have thirty (30) days following such notice to remedy such condition. Executive must resign Executive’s employment no later than thirty (30) days following expiration of the Company’s thirty (30) day cure period.]

[NTD: Company to craft appropriate Good Reason definition for each executive.]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has executed this Participation Agreement to the Severance and Change in Control Plan, in the case of the Company by its duly authorized officer, as of the day and year first above written.

DexCom, Inc.

[ ]	By:
Title:

[SIGNATURE PAGE TO THE PARTICIPATION AGREEMENT TO THE

SEVERANCE AND CHANGE IN CONTROL PLAN]

3